Filed pursuant to Rule 497(a)(1) File No. 333-147937 Rule 482AD

Solar Capital Ltd. Announces Secondary Offering of 1.7 Million Shares on Behalf of Selling Stockholders

NEW YORK, NY November 4 – Solar Capital Ltd (NASDAQ: SLRC) today commenced an underwritten secondary public offering of approximately 1.7 million shares of its Common Stock on behalf of the selling stockholders, all of which are members of the Company’s largest shareholder group. In connection with the offering, the selling stockholders will grant to the underwriters an option to purchase up to approximately 250,000 additional shares. No shares are being sold by the Company, and it will not receive any proceeds from this offering.

This secondary offering facilitates the liquidity objectives of certain members of this shareholder group via an orderly underwritten offering. Upon the successful completion of this offering, this shareholder group will hold approximately 13.6% of SLRC.

Citi, Morgan Stanley, and Wells Fargo Securities, LLC are acting as book-runners for this offering. Lead managers are Deutsche Bank Securities and SunTrust Robinson Humphrey. BMO Capital Markets, BB&T Capital Markets (a division of Scott & Stringfellow), and RBC Capital Markets are acting as co-managers.

The Company has filed a registration statement (including a prospectus) and plans to file a preliminary prospectus supplement with the Securities and Exchange Commission for the offering of the shares of Common Stock described in this press release. Investors are advised to carefully consider the investment objective, risks, and charges and expenses of Solar Capital Ltd. before investing. The prospectus and the preliminary prospectus supplement and the related prospectus will contain this and other information about Solar Capital Ltd. and should be read carefully before investing.

The offering may be made only by means of the preliminary prospectus supplement and the related prospectus. Copies may be obtained when available from Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, 800-831-9146 or email: batprospectusdept@citigroup.com; Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Dept., prospectus@morganstanley.com, Telephone: (866) 718-1649. Wells Fargo Securities, LLC, Attention: Equity Syndicate Department at 375 Park Avenue, New York, NY 10152-4077, equity.syndicate@wellsfargo.com or (800) 326-5897. The preliminary prospectus is not complete and may be changed.

This press release is not a prospectus and does not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock described herein, nor shall there be any sale of shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Contact:

Solar Capital Ltd.

Nick Radesca, (212) 993-1660